EXHIBIT 99.1

eUniverse Announces the Decision of the Nasdaq Listing and Hearing Review Counsel

Los Angeles, CA – December 4, 2003 – eUniverse, Inc. (EUNI.PK), reported today that the Nasdaq Listing and Hearing Review Council (the “Listing Council”) rendered a decision on the Company’s appeal of the Nasdaq Listing Qualifications Panel’s (the “Panel”) decision to delist the Company’s common stock from The Nasdaq SmallCap Market. On August 28, 2003, the Panel decided to delist the Company’s securities for failure to comply with public filing requirements and based on public interest concerns. In its December 2, 2003 decision, the Listing Council noted that the Company is now current in its public filing requirements and that events occurring subsequent to the Panel’s August 28, 2003 decision may address the public interest concerns. The Listing Council has instructed the Panel to determine whether public interest concerns continue to exist and to determine if there are any other deficiencies under Nasdaq’s continued listing standards. If the Panel determines that the public interest concerns no longer exist and that no other deficiencies exist, the Panel is instructed to relist the Company’s common stock on The Nasdaq SmallCap Market. Under the Listing Counsel’s decision, the Panel has several months to complete their investigation. The Company is not able to predict the outcome of the Panel’s review or if the Company’s common stock will be relisted on The Nasdaq SmallCap Market.

About eUniverse

eUniverse, Inc. and its subsidiaries own and operate a compelling collection of predominantly online businesses engaged in interactive entertainment, electronic commerce and publishing, and direct to consumer marketing. The Company’s many popular destination websites attract millions of visitors who view, share and interact with eUniverse content, and who purchase an array of products and services from eUniverse and its advertisers. The Company’s holdings include the following: Flowgo (www.flowgo.com), one of the largest entertainment websites according to Nielsen//NetRatings; comedy site MadBlast (www.madblast.com); dating site Cupid Junction (www.cupidjunction.com); GameUniverse, which includes online computer gaming sites Case’s Ladder (www.CasesLadder.com ) and Skill Jam (www.SkillJam.com); and one of the largest e-mail newsletter portfolios, delivering content daily to many millions of subscribers with such titles as Infobeat, IntelligentX and GossipFlash.

Safe Harbor Statement

Information contained in this press release contains forward-looking statements that involve risks, uncertainties and assumptions about our business. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved, and we assume no obligation to update any such forward-looking statements. The factors which could cause actual results or events to differ materially from those suggested by any such statements include, but are not limited to, those discussed in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2003, which include risks or uncertainties associated with, among other things: actual demand by customers for our products and services and advertising and marketing inventory; changes in governmental, Web browser or Internet service provider regulations policies and technology affecting commercial electronic communications and advertising; risks related to the integration of acquisitions; the ability to locate and retain qualified personnel; the risk that the Company may encounter difficulties in connection with, or not experience benefits from, internal expansion; the risk that the conditions required to be satisfied for the Company to receive additional debt financing from, or guaranteed by, VantagePoint Venture Partners will not be satisfied; the risk that the Company is not able to find and consummate business development opportunities for which the additional financing could be used; the availability of an exchange, quotation system or other mechanism through which the Company’s securities may be effectively publicly traded; the risk that the Company’s restructuring and cost-cutting initiatives may not result in anticipated savings; the outcome of an informal inquiry by the Securities and Exchange Commission in connection with the Company’s restatement of fiscal year 2003 quarterly financial results; the outcome of litigation that has been filed in connection with the restatements; the possibility that stockholders or regulatory authorities may initiate additional proceedings against the Company or our officers and directors as a result of the restatements; and the risk that cash advances made to Sharman Networks are fully recouped from the sharing of revenues. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward-looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.